                                                                   EXHIBIT 10.15


Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of this company's confidential treatment request.


                               VALLEY MEDIA-NEWCO

               MARKETING, SALES SUPPORT AND FULFILLMENT AGREEMENT

     This Agreement is made as of April 9, 2000 (the "Effective Date") between
                                                      --------------
VALLEY MEDIA, INC., a Delaware corporation with its principal place of business at 1280 Santa Anita Court, Woodland, California 95776 ("Valley"), and AMPLIFIED
                                                        ------
HOLDINGS, INC., a Delaware corporation, with its principal place of business at 1465 Northside Drive, Suite 110, Atlanta, Georgia 30318 ("Newco").
                                                          -----

                                R E C I T A L S
                                - - - - - - - -

     A. Valley is in the business of distributing music, video and other entertainment products to traditional "bricks and mortar" and E-Commerce retailers for their sale to the public.

     B. Valley and Newco have entered into that certain Contribution and Reorganization Agreement dated March 15, 2000 (the "Contribution Agreement")
                                                    ----------------------
whereby Valley will contribute certain assets related to the sale and distribution of certain products over the Internet to Newco.

     NOW, THEREFORE, the parties agree as follows:

                                   I. GENERAL

     A.  Definitions.

          "Consumer" means a customer of an E-Commerce Customer.
           --------

          "E-Commerce Customer" means (i) a business that sells all or
           -------------------
substantially all of its products through On-line Orders; or (ii) for a business that sells via On-line Orders and other ordering methods, the portion of such business that sells products through On-line Orders; provided, however, the definition of "E-Commerce Customer" will not include any local or regional independent retailer that may sell all or substantially all of its products through methods other than On-line Orders, or any portion of such retailer's business.

          "Existing Customer" means an E-Commerce Customer with whom Valley has
           -----------------
a written agreement as of the Effective Date for the sale and purchase of Products (the "Existing Agreements"), but only until such written agreement
               -------------------
expires or terminates.


[*] Confidential Treatment Request

          "Major Label" means each of Universal, EMI, Sony, Time/Warner and BMG
           -----------
or their respective successors.

          "New Customer" means any E-Commerce Customer who either is (i) not an
           ------------
Existing Customer; or (ii) an Existing Customer whose Existing Agreement has expired or terminated.

          "Other Agreements" means the Database License Agreement and the
           ----------------
Administrative Services Agreement between the parties of even date herewith.

          "On-line Order" means an order for products made (i) on a seller's
           -------------
Site; or (ii) via a telephone number identified on a seller's Site.

          "Products" means the products described in Exhibit A and any ancillary
           --------                                  ---------
services that Valley may provide in the Product fulfillment process, excluding the Excluded Products listed in Exhibit A, and all products (whether or not
                                ---------
listed on Exhibit A) to be delivered to E-Commerce Customers, or Consumers via
          ---------
digital download, or products compiled by Newco according to customer's specifications.

          "Site" means a web site, or an internet location.
           ----

     B.  Existing Customers.

          Valley will continue to sell Products to Existing Customers under the terms of the relevant Existing Agreements. Newco will market the Products and provide sales support to Existing Customers, at Newco's expense, as set forth in Sections I and II. Valley will not amend the terms of Existing Agreements in any material respect, including without limitation as to prices, fees, or payment, terms, nor shall Valley exercise, waive or compromise any material rights or claims under any Existing Agreement, in each case without Newco's prior written consent. Valley will let those Existing Agreements having automatic renewal terms expire after the expiration of the first renewal term. Newco will be entitled to the compensation described in Section II(C)(1) for the Products sold by Valley to Existing Customers. For those Existing Customers having Existing Agreements that prohibit Valley from delegating its obligations to a third party, Newco will assist Valley in the marketing and sale of the Valley Products to such Existing Customers, at Newco's expense, as reasonably requested by Valley; provided, however, Newco will not be obligated to perform any assistance exceeding the scope of Newco's obligations set forth in Sections I and II. Subject to Section I(C)(1), prior to the termination of any Existing Agreement or the expiration of the current term thereof, Valley will use its reasonable commercial efforts to persuade the Existing Customer to transition its commercial and contractual relationship under such Existing Agreement to Newco, and will provide such assistance and consultation as Newco may from time to time request, if such request is deemed reasonable by Valley, with respect to the negotiation and execution of the agreement between Newco and such New Customer for the sale of Products.

     C.  New Customers.

          1.  Lenders' Approval.  The parties acknowledge and agree that unless
              -----------------
and until the financial institutions that provide Valley or Newco with secured credit facilities ("Lenders") approve the business relationship described in
                    -------
Section III ("Approval"), the parties' rights and obligations will be as
              --------
described in Section I(C)(3)(c) below.

          2.  Newco's Own Accounts.  After the Approval has been obtained, as
              --------------------
between the parties, Newco and only Newco will have the right to enter into agreements with New Customers ("New Agreements") for the sale
                                --------------


[*] Confidential Treatment Request
of Products ("Newco's Own Accounts"), subject to Section I(C)(3)(a), and will
              --------------------
engage Valley to perform the fulfillment services on behalf of Newco with respect to the Products purchased by New Customers under Newco's Own Accounts. The parties' respective rights and obligations with respect to Newco's Own Accounts will be as set forth in this Section I and Section III. Section II will not apply to the parties with respect to the Newco's Own Accounts.

          3.  Rep Accounts.
              ------------

          (a) After the Approval has been obtained, if any New Customer informs Newco that it prefers to enter into an agreement with Valley rather than with Newco for the sale of Products, Newco will promptly notify Valley, and Valley will use its reasonable efforts to persuade such New Customers to enter into an agreement with Newco. If such New Customer refuses to enter into an agreement with Newco notwithstanding Valley's efforts, Newco and Valley will jointly execute an agreement with such New Customers for the sale of Products ("Joint
                                                                        -----
Customer Agreement"), whereby Valley will bear the responsibility for order
------------------
fulfillment, shipment, and processing of returns, and Newco will market the Valley Products and provide sales support to such New Customers at Newco's expense as set forth in Section I(C)(3)(c), or as otherwise agreed by the parties in writing.

               (b) Until and unless the Approval has been obtained, as between the parties, Valley and only Valley will have the right to enter into agreements directly with New Customers for the sale of Products, and will engage Newco as an independent representative to market and provide sales support to New Customers.

               (c) The Existing Customers and the New Customers described in Sections I(C)(1), I(C)(3)(a) and (b) will be referred to as the "Rep Accounts". The parties' rights and obligations with respect to the Rep Accounts will be as set forth in Sections I and II. Section III will not apply to the parties with respect to the Rep Accounts.

          (4) Other Products.  Nothing in this Agreement precludes Valley from
              --------------
selling or providing products or services (other than the Products) to E-Commerce Customers directly or indirectly through distributors, resellers or representatives ("New Opportunity"), provided that Valley will notify Newco in
                  ---------------
writing of any such New Opportunity, and, for a period of fourteen (14) days after Valley's notification to Newco with respect to such New Opportunity, Valley will not negotiate or enter into an agreement with any third party with respect to such New Opportunity. If Newco expresses an interest in pursuing the New Opportunity with Valley and notifies Valley in writing of such interest, the parties will, for a period of sixty (60) days from the date Valley receives Newco's notification, negotiate in good faith an agreement that is similar to this Agreement, or a three-party agreement between Valley, Newco and a third party with respect to such New Opportunity. Nothing herein precludes Valley from negotiating with any third party with respect the New Opportunity during such sixty (60) day period; provided, however, Valley may not enter into a definitive agreement with any such third party with respect to such New Opportunity until the expiration of such sixty (60) day period. If the parties cannot reach an agreement with respect to New Opportunity during such sixty (60) days period, or if Valley does not receive any written notification from Newco of its interest within fourteen (14) days after Valley's notification to Newco, or if Newco notifies Valley that it is not interested in pursuing the New Opportunity, Valley will have no obligations towards Newco with respect to such New Opportunity. Notwithstanding anything herein, Valley may not sell or provide the Excluded Products listed in Exhibit A to E-Commerce Customers.

          (5) Specific Exclusion.  Nothing in this Agreement precludes Valley's
              ------------------
Distribution North America Division ("DNA") from carrying on its operations in
                                      ---
the ordinary course of business, provided that Valley will ensure that DNA will not sell any Products to E-Commerce Customers other than independent label products on a wholesale basis , and will not offer any direct-to-consumer fulfillment services to E-Commerce Customers.


[*] Confidential Treatment Request

          (6) Terms of Sale.  Except as otherwise agreed to in writing by
              -------------
Valley, all sales to Newco will be according to Valley's terms and conditions set forth in the then-current Customer HandBook, attached hereto as Exhibit G in
                                                                    ---------
effect at the time of sale. Valley reserves the right to, in its sole discretion, change, alter or amend its terms and conditions set forth in the Customer Hand Book, provided that Valley will notify Newco of any such changes thirty (30) days before such changes take effect, and provided that any such changes will not materially affect any terms and conditions of this Agreement.

     (7) Systems Changes.  Each party will promptly notify and consult with the
         ---------------
other party regarding any changes in the systems it uses to perform its obligations under this Agreement that are reasonably likely to result in a material increase in the other party's operating costs. During any fiscal year, if any such systems changes by one party result in increases in the other party's operating costs in excess of $500,000 in the aggregate, the party that made such changes will reimburse the other party for the amount of such excess.

     D.  Newco's and Valley's Obligations.

          (1)  Development Efforts.
               -------------------

          (a) During a period of [*] from the Effective Date, Newco will reimburse Valley for the costs incurred by Valley in its development of the projects listed in Exhibit E ("Development Projects"), up to [*]. The costs
                   ------------                    --
incurred by Valley will consist of direct out-of-pocket expenses and labor costs; the labor costs will be calculated based on the number of hours spent by Valley employees on the Development Projects multiplied by the Standard Rate (as defined in the Administrative Services Agreement). Valley will use its reasonable efforts to continue the Development Projects, and will be responsible for all development costs in excess of [*], unless Valley reasonably determines that the development of any Development Project that requires additional funding is not commercially practicable and notifies Newco in writing of such determination.

          (b) Subject to the Databases License Agreement dated April 9, 2000 between the parties ("Databases License Agreement"), Valley will own all
                      ---------------------------
software, technology, algorithms, formulas, techniques, and know-how developed by Valley in the Development Projects ("Work Product"). Subject to the terms and conditions of this Agreement and the Databases License Agreement, Valley hereby grants to Newco a royalty-free, exclusive, worldwide, perpetual license to use the Work Product on a stand-alone basis for Newco's internal business purposes. For clarification purposes, nothing in this Section precludes Valley from using, licensing or otherwise transferring the Work Product to any third party if the Work Product is combined, bundled or integrated with other software or technology.

          (2) Minimum Quantity.  Newco will generate (according to Section II or
              ----------------
Section III, as the case may be), during and for each of the periods described in Exhibit C, at least the minimum dollar volume of Products sales set forth in
   ---------
Exhibit C, which quantities Newco acknowledges to be reasonable estimates of
---------
anticipated Products sales for such periods.


          (3) Fulfillment Services.  Valley will provide the fulfillment
              --------------------
services with respect to all orders for Products transmitted by Newco or Newco's E-commerce Customers to Valley via the electronic data interchange ("EDI") according to the terms set forth in Exhibit D. If any E-Commerce Customers
                                    ---------
request services that are additional to or different from the services set forth in Exhibit D, the parties agree to negotiate in good faith the terms under which
   ---------
Valley will provide such additional or different fulfillment services. Nothing herein commits Valley to provide any fulfillment services that are additional to or different from the fulfillment services set forth in Exhibit D except as
                                                        ---------
otherwise agreed to in writing by Valley.


[*] Confidential Treatment Request

          (4) Minimum Service Level.  Newco will provide, at the minimum, all of
              ---------------------
the marketing, advertising and sales support functions performed by Valley's I-Fill Division as of the Effective Date at the same level of service. Without limiting the foregoing, Newco will, at the minimum, maintain a marketing and sales staff of a size substantially equal to that of Valley's I-Fill Division as of the Effective Date and Newco will pay such marketing and sales staff at a level substantially equal to the compensation Valley pays its I-Fill Division personnel. Newco will cause each of its E-Commerce Customers to establish an EDI communication link with Valley prior to placing orders for the Products if Valley reasonably determines that such connection is necessary.

          (5) Covenants.  Each party will:  (i) conduct business in a manner
              ---------
that reflects favorably at all times on the good name, goodwill and reputation of the other party; (ii) not engage in any deceptive, misleading or unethical practices that are or might be detrimental to the other party, the Products or the public; (iii) make no false or misleading representations with regard to the other party or the Products; (iv) not publish or employ, or cooperate in the publication or employment of, any misleading or deceptive advertising material with regard to the other party or the Products; (v) make no representations, warranties or guarantees to customers or to the trade with respect to the specifications, features or capabilities of the Products that are inconsistent with the representations made by the other party.

          (6) Valley's Financial Condition.  Valley warrants and represents that
              ----------------------------
it will meet the requirements set forth in Exhibit F.
                                           ---------

          (7) Newco Financial Condition.  Newco warrants and represents that it
              -------------------------
will meet the requirements set forth in Exhibit F.
                                        ---------

          (8) Compliance with Law.  Each party will at all times have all
              -------------------
material legal permits and licenses required by any governmental unit or agency and will comply with all applicable international, national, state, regional and local laws and regulations in performing its duties hereunder and in any of its dealings with respect to the Products.

          (9) Customer Complaints.  Each party will promptly inform the other
              -------------------
party of any customer complaints it receives that relates to the other party's obligations under this Agreement. Each party will use its reasonable efforts to handle and resolve such complaints in a timely and satisfactory manner.

          (10) Costs and Expenses.  Except as expressly provided herein or
               ------------------
agreed to in writing by Valley and Newco, each party will pay all costs and expenses incurred in the performance of its obligations under this Agreement.

          (11) Marketing Obligations.  Newco will vigorously and aggressively
               ---------------------
promote and solicit orders for Products.

     E.  Records, Reports, Audit, and Interest Rate.

          (1) Reports.  Each party will submit to the other party a monthly
              -------
written report within fifteen (15) days of the end of each calendar month, the content and format of which to be agreed on by the parties.

          (2) Records.  Newco will maintain, during the term and for at least
              -------
two (2) years after expiration or termination of this Agreement, accurate books and records, including copies of all customer and other correspondence, relating to Newco's performance of its obligations under this Agreement. Valley will maintain,


[*] Confidential Treatment Request
during the term and for at least two (2) years after expiration or termination of this Agreement, accurate books and records, including copies of all customer and other correspondence, relating to the calculation of the Newco Price and Valley's performance of its fulfillment obligations described in Exhibit D.
                                                                 ---------

          (3) Audit.  Once yearly, and within ninety (90) days of Valley's
              -----
fiscal year-end, an independent certified public accountant selected by Newco and authorized to practice in front of the Securities and Exchange Commission may, at Newco's expense, except as provided below, upon reasonable notice and during normal business hours, inspect the Valley records that relate to the calculation of Commissions. If such audit reveals that Valley has underpaid Newco an amount ("Underpayment") less than or equal to the lesser of $150,000 or
                  ------------
five percent (5%) Newco of the payment due to Newco in the period being audited, Valley will pay Newco the Underpayment plus interest. If the Underpayment is greater than the lesser of $150,000 or five percent (5%) of the payments due to Newco in the period being audited, Valley will bear all reasonable expenses and costs of such audit in addition to its obligation to pay the Underpayment plus interest.


          (4) Interest.  Interest shall accrue on any delinquent amounts owed by
              --------
one party to the other at the lower of the Prime rate as announced from time to time by Wells Fargo Bank, or the highest rate permissible by law.


          (5) Offset.  Either party may offset the amount it owes to the other
              ------
party under this Agreement against the amount owed to it by the other party under the Other Agreements. Either party may offset the amount it owes to the other party under the Other Agreements against the amount owed to it by the other party under this Agreement.

     F.  Non-Disclosure of Confidential Information.

          (1) Definition.   "Confidential Information" means the pricing terms
              ----------     ------------------------
of this Agreement and any and all proprietary business information which derives value, actual or potential, from not being generally known to the public or other persons, whether or not such information constitutes a trade secret under applicable law, which either party or its authorized agents (the "Disclosing
                                                                  ----------
Party") provide to the other party or its agents (the "Receiving Party") in
-----                                                  ---------------
connection with performance of any obligations under this Agreement and the Other Agreements, including, without limitation, information concerning (a) the Disclosing Party's finances, financial statements, plans, processes, policies, procedures, systems, computer programs, technical or non-technical data, inventions (whether or not patentable), business methods, business manuals, contracts, negotiations, strategies, actual or potential customers, business partners, advertisers, stockholders, employees, independent contractors or actual or potential suppliers, or (b) any pending or threatened litigation, arbitration, mediation, investigation, hearing, settlement or other controversy or dispute directly or indirectly involving the Disclosing Party. Confidential Information includes proprietary information of third parties that the Disclosing party maintains in confidence which the Receiving Party knows or has a reason to know of its confidential nature. Without limiting the foregoing, all Consumer Data collected, compiled or developed during the term of this Agreement shall constitute Confidential Information of Newco. However, Confidential Information does not include any information that the Receiving Party can prove (i) is generally available to or known by the public, (ii) was available to or known by the Receiving Party on a non-confidential basis prior to disclosure to the Receiving Party by the Disclosing Party, (iii) was independently developed for the Receiving Party by persons who were not given access to the information disclosed to the Receiving Party by the Disclosing Party, or (iv) becomes generally known to the public after the date hereof through no act or omission of the Receiving Party.

          (2) Obligations.  Neither Newco nor Valley may use any Confidential
              -----------
Information of the other except to the extent necessary to perform its obligations under this Agreement, the Joint Customer Agreement, Administrative Services Agreement, the Existing Agreements and the New Agreements. Each party will take all reasonable measures to


[*] Confidential Treatment Request
maintain the confidentiality of the other party's Confidential Information, which in no event will be less than the measures it employs to maintain the confidentiality of its own information of equal importance. In addition, neither Newco nor Valley may disclose any Confidential Information of the other to any third party unless (a) such disclosure is made to the Disclosing Party's employees or agents on a "need to know" basis or (b) such disclosure is required by law or legal process and the party from whom such disclosure is required has given the other party prior notice to enable the Disclosing Party to oppose such disclosure. Notwithstanding the foregoing, the parties acknowledge and agree that either party may (i) file this Agreement as an exhibit to any reports or registration statement it may hereafter file with the Securities and Exchange Commission, and (ii) disclose the Confidential Information of the other party to its actual and prospective Lenders, and the terms of this Agreement to investors and underwriters on an "as-needed" basis, subject to the execution and delivery by such Lenders, investors, or underwriters of a confidentiality agreement substantially similar to this Section I(F). For purposes of this Agreement, any unauthorized use or disclosure of Confidential Information by an employee or agent of Newco or Valley will be treated as an unauthorized disclosure by such party.


     G. Customer Data Ownership.

1. E-Commerce Customer's Data. Newco will own all data it collects from E-
   --------------------------
Commerce Customers. Neither party will use the E-Commerce Customer's Data in violation of any Existing Agreement, New Agreement or Joint Customer Agreement. Subject to the foregoing sentence, Newco hereby grants Valley a non-exclusive, royalty-free, world-wide, perpetual, irrevocable license to use or distribute the E-Commerce Customer's Data for any purposes.

          2.  Consumer's Data.  Newco will own all data it collects from the
              ---------------
Consumers ("Consumer Data").  Newco hereby grants Valley a non-exclusive, non-
            -------------
transferable, royalty-free, world-wide license to use the Consumer Data to the extent necessary to fulfill its obligations hereunder. Notwithstanding anything herein, each party will use the Consumer Data only internally, and will not disclose, distribute, or otherwise transfer any Consumer Data that could reasonably be used to identify a specific named individual (except for disclosures required by order of a court or other governmental body). In addition, neither party will use any Consumer Data in a manner that violates the provisions of any Existing Agreement, New Agreement or Joint Customer Agreement. Each party will comply with all applicable privacy laws in using or releasing the Consumer Data.


     H. Representations and Warranties.

          (1) Disclaimer of Warranty.  ALL PRODUCTS SOLD UNDER THIS AGREEMENT
              ----------------------
ARE SOLD "AS-IS" AND VALLEY EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO ANY AND ALL SUCH PRODUCT, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

          (2) Representations, Warranty and Covenants of Newco.  Newco
              ------------------------------------------------
represents and warrants as follows: Newco has the full corporate power and authority and legal right to execute and deliver this Agreement, and otherwise to perform its obligations hereunder. Newco will make no warranty, guarantee or representation, whether written or oral, on Valley's behalf.


(3) Representations, Warranty and Covenants of Valley. Valley represents and
    -------------------------------------------------
warrants as follows: subject to approval from its Lenders, Valley has the full corporate power and authority and legal right to execute and deliver this Agreement, and otherwise to perform its obligations hereunder. Valley will make no warranty, guarantee or representation, whether written or oral, on Newco's behalf.

     I.  Indemnification.

          Each party will indemnify, defend and hold the other party harmless from any and all third-party claims, damages, liabilities, costs and expenses (including reasonable attorney's fees and amounts paid in settlement) arising out of any breach or alleged breach by such party of any representation, warranty or covenant of the indemnifying party set forth in this Agreement. In addition, Newco will indemnify, defend and hold Valley harmless for any and all third party claims, damages, liabilities, costs and expenses (including reasonable attorney's fees) arising out of any infringement or alleged infringement of any patent, copyright, trademark or other intellectual


[*] Confidential Treatment Request
property rights that results from the sale of the Products by or on behalf of Newco outside of the United States. In all matters relating to this Agreement, neither party nor its employees or agents are or will act as, employees of the other party within the meaning or application of any federal or state unemployment insurance laws, old age benefit laws, social security laws, workers' compensation or industrial accident laws, or under any other laws or regulations which may impute any obligations or liability to such other party by reason of an employment relationship. Each party will reimburse the other for and hold it harmless from any liabilities or obligations imposed or attempted to be imposed upon such other party by virtue of any such law with respect to its employees in performance of this Agreement.

     J.  Duration and Termination of Agreement.

          (1) Term.  This Agreement is for a term of twenty (20) years from the
              ----
Effective Date unless terminated sooner in accordance with this Section I(J). This Agreement will be renewed automatically for successive five (5) year terms unless either party gives the other party written notice of its election not to renew at least 120 days prior to the end of any term.

          (2) Termination for Cause.  In addition to any other remedies provided
              ---------------------
by this Agreement or available at law or in equity, either party may terminate this Agreement at any time in the event that the other party has materially breached this Agreement and such breach continues unremedied for a period of thirty (30) days following written notice from the non-breaching party. Newco's breach of Section I(D)(1) will be deemed a material breach of this Agreement. Notwithstanding the foregoing, Valley may terminate this Agreement upon written notice, without giving Newco an opportunity to cure, if Newco breaches Sections I(D) (2) or (7). A party's taking of any action in respect of a breach of the other party's obligations will not limit its right to take the same or a different action in respect of any subsequent or other breach.


          (3) Change of Control.  A party ("terminating party") may terminate
              -----------------
this Agreement immediately upon (i) the consummation of a merger, consolidation or reorganization of the other party with or into a Competitor of the terminating party, (ii) the acquisition by a Competitor of the terminating party of stock of the other party, such that the stockholders of the other party immediately before such transaction own collectively, immediately after such transaction, less than 50% of the outstanding voting stock of the other party and the Competitor owns, or has the right to acquire, directly or indirectly, outstanding shares representing 50% or more of the outstanding voting power of the other party; or (iii) the acquisition by a Competitor of the terminating party of all or substantially all of the other party's assets in one or a series of related transactions. As used herein, "Competitor" means, (i) with respect
                                           ----------
to Valley, [*], any company that controls, is controlled by, or under common control with any of them, or any company that acquires, is acquired by or merges with any of them, and (ii) with respect to Newco, [*], any company that controls, is controlled by, or under common control with any of them, or any company that acquires, is acquired by or merges with any of them. Each party may replace, on a one-for-one basis, any Competitor listed above with a different entity during the term of this Agreement upon notice to the other party, and such replacement will become a Competitor of that party.

          (4) Termination of Major Label Contract.  If at any time Valley is no
              -----------------------------------
longer able to supply the products of all of the Major Labels, and fails to remedy the situation within thirty (30) days after written notice from Newco, then Newco may, by written notice to Valley, terminate this Agreement or Valley's exclusivity under Sections IIA and IIIA.

          (5) Automatic Termination.  This Agreement terminates automatically,
              ---------------------
with no further act or action of either party, if a receiver is appointed for a party or its property, a party makes an assignment for the benefit of its creditors, any case is commenced by, for or against a party under the United States Bankruptcy Code or any proceeding instituted under any other bankruptcy, insolvency or debtor's relief law, and each of such case or proceeding is not dismissed or stayed within sixty (60) days, or a party is liquidated or dissolved, or according to the provision regarding pricing changes set forth in Exhibit B.
----------


[*] Confidential Treatment Request

          (6) Effect of Termination or Expiration.  Upon termination or
              -----------------------------------
expiration of this Agreement, each party will return to the other party or destroy all Confidential Information of the other party.

          (7) No Damages for Termination or Expiration.  NEITHER VALLEY NOR
              ----------------------------------------
NEWCO WILL BE LIABLE TO THE OTHER FOR DAMAGES SUCH AS LOSS OF GOODWILL, PROSPECTIVE PROFITS OR ANTICIPATED INCOME, OR ON ACCOUNT OF ANY EXPENDITURES, INVESTMENTS, LEASES OR COMMITMENTS MADE BY EITHER VALLEY OR NEWCO, OF ANY KIND, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES, ON ACCOUNT OF THE TERMINATION OR EXPIRATION OF THIS AGREEMENT IN ACCORDANCE WITH THIS SECTION I(J).

          (8) Survival.  The provisions of Sections I(E)(2), I(E)(4), I(F),
              --------
I(G), (I)(H)(1), I(I); I(J)(6), I(J)(8), and I(K) of this Agreement will survive termination or expiration of this Agreement.

     K.  General.

          (1) Assignment.  Neither party may assign this Agreement or its rights
              ----------
and obligations hereunder, without the prior written consent of the other party, provided, however, that Valley may assign this Agreement to a subsidiary or to any entity that acquires all or substantially all of the stock or assets of Valley, and Newco may assign this Agreement to its majority-owned operating subsidiary. Any attempted assignment in violation of this provision shall be void. The provisions hereof will be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

          (2) Notices.  All notices and demands hereunder will be in writing and
              -------
will be served by personal service, facsimile transmission or mail at the address of the receiving party set forth in this Agreement (or at such different address as may be designated by such party by written notice to the other party). All notices or demands by mail will be by certified or registered mail, return receipt requested, and will be deemed complete ten (10) days after mailing.


          (3) Governing Law and Arbitration.  The laws of the State of New York,
              -----------------------------
U.S.A. excluding that body of law controlling conflicts of law, will govern all disputes arising out of or relating to this Agreement. Subject to Section I(K)(5), all disputes arising out of, under, or relating to this Agreement, or the relationship of the parties hereto, will be arbitrated as described in Exhibit T of the Contribution Agreement.

          (4) Force Majeure.  Neither Valley nor Newco will be responsible for
              -------------
any failure to perform due to unforeseen circumstances or to causes beyond its reasonable control, including but not limited to acts of God, war, riot, embargoes, systematic failure of the Internet, emergency acts of civil or military authorities, fire, floods, accidents, strikes, or shortages of transportation, fuel, energy, labor or materials. Each party will notify the other as promptly as possible upon becoming aware of any circumstances that have or are reasonably likely to have a material adverse effect on said party's ability to perform its obligations hereunder and shall consult with the other party concerning the steps taken and to be taken to remedy such situation. If either party is unable to perform its obligations due to circumstances described in this Section for a period in excess of three consecutive months, then the other party may terminate this Agreement by written notice to the affected party.

          (5) Equitable Relief.  Each party acknowledges that any breach of its
              ----------------
obligations under this Agreement with respect to the Confidential Information of the other party will cause irreparable injury for which there are inadequate remedies at law, and therefore the other party will be entitled to receive in any court of competent jurisdiction injunctive, preliminary or other equitable relief in addition to damages, including court costs


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

and fees of attorneys and other professionals, to remedy any actual or threatened violations of its rights with respect to such matters.

          (6) Waiver.  The waiver by a party of any default by the other party
              ------
will not waive subsequent defaults by the other party of the same or a different kind.

          (7) Attorneys' Fees.  In the event any litigation (to the extent
              ---------------
permitted hereunder) or arbitration proceeding is brought by either party in connection with this Agreement, the substantially prevailing party in such proceedings (as determined by the court or arbitral tribunal hearing such proceedings) will be entitled to recover from the other party all the costs, reasonably attorneys' fees and other out-of pocket expenses actually incurred by such party in such proceedings.

          (8) Section Headings and Language Interpretation.  The section
              --------------------------------------------
headings contained herein are for reference only and will not be considered substantive parts of this Agreement. The use of the singular or plural form will include the other form.

          (9) Severability.  In the event any of the provisions of this
              -----------
Agreement is held by a court or other tribunal of competent jurisdiction to be illegal, invalid or unenforceable, the other provisions of this Agreement will remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision as nearly as possible.

          (10) Entire Agreement and Interpretation.  This Agreement, together
               -----------------------------------
with its Exhibits, constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between the parties with respect to such subject matter. In the event of an irreconcilable conflict between the terms of Section I and Section II, the terms of Section II will control. In the event of an irreconcilable conflict between the terms of
Section I and Section III, the terms of Section III will control. In the event of an irreconcilable conflict between the terms of this Agreement and any of the Exhibits, the terms of this Agreement will control.

          (11) Independent Contractor.  The relationship of the parties during
               ----------------------
the term of this Agreement will be that of independent contractors. Neither party will have, and will not represent that it has, any authority to bind the other, to assume or create any obligation, express or implied, or to make any warranties or representations on behalf of the other or in its name.

          (12) Execution of Agreement.  This Agreement may be executed in two or
               ----------------------
more counterparts, each of which when so executed will be deemed an original, and all of which together will constitute one and the same instrument.


                                II. REP ACCOUNTS

   The terms of this Section II apply only to Rep Accounts.  As used in this
Section II, the term "E-Commerce Customers" will refer only to those E-Commerce
                         Customers under Rep Accounts.


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                                       10

     A.  Appointment as Exclusive Independent Representative of Valley.

          (1) Appointment.  Valley appoints Newco, and Newco accepts such
              -----------
appointment, as Valley's exclusive independent representative for the limited purposes of promoting the sale of Products solely to, and soliciting orders for the Products solely from E-Commerce Customers, subject to the Existing Agreements and Joint Customer Agreements. As long as Newco satisfies all of its obligations under Sections I and II of this Agreement, Valley will not appoint another representative for the promotion of Products and the solicitation of orders for Products from E-Commerce Customers. Newco will not promote the sale of, or solicit orders for the Products on behalf of any party other than Valley; provided, however (i) if a Product ordered by one of Newco's E-Commerce Customers is not in stock at Valley at the time such order is transmitted to Valley, Newco may engage a third party who does have such Product in stock and available for immediate shipment to fill such order; and (ii) Newco may enter into an agreement with any entity for the sale of the Products outside the United States, provided that such entity is located, and its parent companies, if any, are located outside the United States.

          (2) Customer-Related Responsibilities.  Newco will:  (i) undertake to
              ---------------------------------
locate prospective E-Commerce Customers and provide all pertinent information concerning Valley's business and services to such E-Commerce Customers; (ii) promptly transmit to Valley all inquiries, complaints and other important information Newco obtains from or with respect to such E-Commerce Customers;
(iii) assist E-Commerce Customers in placing orders for Products and promptly transmit such orders to Valley for acceptance or rejection by Valley as set forth in this Agreement; and (iv) assist in expediting deliveries of Products.

     B.  Orders, Terms of Sale and Billing.

          (1)  Orders.
               ------

               (a) All orders for Products will be made by the E-Commerce Customers and transmitted by the E-Commerce Customers to Valley via EDI. Once the real- time-stock-on-hand system is established, orders can also be transmitted by Consumers to Valley. Newco will not, and has no right to, accept orders on behalf of Valley. No order received by Valley for Products will be considered binding unless Valley determines that it conforms to terms of the applicable Joint Customer Agreement or Existing Agreement, and that the Products ordered are available for sale. Valley will accept all orders from E-Commerce Customers who have agreed to Valley's then-current standard terms of sales unless: (i) Valley has an insufficient inventory of the Products to fulfill demands from such E-Commerce Customers and Valley's other customers; or (ii) Valley determines that the proposed order presents a credit risk unacceptable to Valley.

               (b) In the event Valley does not accept an order based on Section II(B)(1)(a)(i), Valley, in its own discretion, will allocate the inventory in a non-discriminatory manner among Newco and its other customers, and Newco may exercise its right under Section II(A)(1) with respect to any rejected order or any portion thereof.

               (c) In the event Valley does not accept an order based solely on
Section II(B)(1)(a)(ii), Valley will promptly notify Newco, and Newco has the right to cause Valley to accept such order by indemnifying Valley with respect to such order as set forth in Section 5.2 of Exhibit A to the Administrative Services Agreement between the parties of even date herewith.

          (2) Terms of Sale.  All sales to E-Commerce Customers will be
              -------------
according to Valley's terms and conditions in effect at the time of sale which will be incorporated into the Joint Customer Agreement or the Existing Agreement. Valley reserves the right to, in its sole discretion, change, alter or amend its terms and conditions of sale, delivery and packaging charges, methods of payment and any other matters relating to the sale and delivery of Products without thereby incurring any obligation or liability to Newco, subject to the Joint Customer Agreement


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                                       11
and the Existing Agreements. Valley will promptly notify Newco of any changes that are reasonably likely to have a material effect on (i) the systems used by Valley to perform its obligations under this Agreement, the Joint Customer Agreements or the Existing Agreements; or (ii) Valley's Average Cost (defined in Exhibit B) for any Products.
---------

          (3) Shipment and Payment.  All orders accepted by Valley will be
              --------------------
shipped to E-Commerce Customers or their customers. All invoice payments are to be made directly to Valley by the E-Commerce Customer. If Newco receives any payments from the E-Commerce Customers in error, Newco will immediately forward such payments to Valley in full.

     C.  Calculation and Payment of Commission.

          (1) Calculation.  In any given calendar month, (a) if the Customer
              -----------
Price (defined in Exhibit B) is greater the Newco Price (defined in Exhibit B),
                  ---------                                         ---------
Valley will pay Newco the Commission; (b) if the Newco Price is greater than the Customer Price, Newco will pay Valley the Commission. "Commission" means the
                                                        ----------
difference between Customer Price and the Newco Price.

          (2) Timing and Method of Payment.  Each party will pay the other party
              ----------------------------
the Commissions by mailing a check or wire transferring funds to the bank designated by the other party within thirty (30) days of due date of the invoice sent to the E-Commerce Customers. To ensure that Valley will perform its obligation to pay Commissions to Newco, Valley will carry a stand-by letter of credit naming Newco as the beneficiary in an amount equal to the Commissions owed to Newco offset by the amount Newco owes to Valley under this Agreement and the other Agreements.

          (3) Refunds.  No Commission will be due to Newco, and any Commission
              -------
paid will be refunded by Newco, with regard to sales of Products in the event that and to the extent that such Products are rejected or returned. Valley may deduct any amounts owed by Newco to Valley from any Commissions owed by Valley to Newco.

          (4) Payment Upon Termination or Expiration.  The payment obligations
              --------------------------------------
set forth in Section II(C) will apply to any orders for Products that have been accepted by Valley as of the termination effective date. Newco will have no rights to any Commissions whatsoever following termination or expiration even if sales are made by Valley to E-Commerce Customers originally solicited by Newco.

                            III. NEWCO'S OWN ACCOUNTS

 The terms of this Section III only apply to Newco's Own Accounts. As used in this Section III, the term "E-Commerce Customers" will refer only to those E-
                 Commerce Customers under Newco's Own Accounts.



     A.  Appointments.

          (1) Newco's Appointment.  Valley appoints Newco, and Newco accepts
              -------------------
such appointment, as the independent exclusive reseller of Products solely to Newco's Own Accounts. As long as Newco satisfies all of its obligations under Sections I and III of this Agreement, and unless Newco's exclusive status is terminated pursuant to Section I(E)(2) of this Agreement, Valley will not appoint another reseller for the sale of Products to E-Commerce Customers. Newco will not sell any Products obtained by Newco from any party other than Valley; provided,


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                                       12
however (i) if a Product ordered by one of Newco's E-Commerce Customers is not in stock at Valley at the time such order is transmitted to Valley, Newco may engage a third party who does have such Product in stock and available for immediate shipment to fill such order; and (ii) Newco may enter into an agreement with any entity for the sale of the Products outside the United States, provided that such entity is located, and its parent companies, if any, are located outside the United States.



(2) Valley's Appointment. Newco appoints Valley, and Valley accepts such
    --------------------
appointment, as the independent exclusive fulfillment agency to handle the ordering, packaging, delivery and returns (as further described in Exhibit D) of Valley Products sold by Newco under Newco's Own Accounts. The parties acknowledge and agree that Valley's obligations under this Section III run to Newco and not to any third parties, including but not limited to Newco's E-Commerce Customers or their customers; Newco's E-Commerce Customers and their customers are not third-party beneficiaries of this Agreement.


(3) Newco's Customer Agreement. Newco will include in all of its agreements with
    --------------------------
its E-Commerce Customers a provision substantially similar to the provision set forth in this Section. The E-Commerce Customer acknowledges that Newco has engaged Valley to act as a fulfillment agency for Newco. Although the E-Commerce Customers may interface directly with Valley in the Products ordering, delivery and returns process, the E-Commerce Customer has no contractual relationship with Valley and is not a third-party beneficiary of the agreement between Newco and Valley. The E-Commerce Customer's rights and obligations will run to Newco and not to Valley. Therefore, Valley will have no liability to the E-Commerce Customer by virtue of being the fulfillment agency for Newco.


B.  Order Procedure.

     (1) Valley Acceptance.  The orders transmitted to Valley by Newco's E-
         -----------------
Commerce Customers, or Consumers (once the real-time-stock-on-hand system is established) via EDI will be deemed to be Newco's orders. No order received by Valley from Newco or directly from any E-Commerce Customer of Newco will be considered binding unless and until Valley determines that it conforms to Valley's then-current standard terms of sale and that the Products ordered are available for sale. Valley will accept all Newco's orders (whether transmitted by Newco or Newco's E-Commerce Customers) that meet Valley's then-current standard terms of sale unless Valley has an insufficient inventory of the Products to fulfill demands from Newco's E-Commerce Customers. In the event Valley does not accept an order due to insufficient inventory, Valley will allocate the available inventory among Newco and its other customers in a non-discriminatory manner, and Newco may exercise its right under Section III(A)(1) with respect to any rejected order or any portion thereof.


(2) Controlling Terms. The terms and conditions of Sections I and III and will
    -----------------
apply to each order accepted or shipped by Valley hereunder. The provisions of any form of purchase order or other business forms will not apply to any order notwithstanding Valley's acknowledgment or acceptance of such order unless agreed to in writing by Valley.


(3) Cancellation. Valley reserves the right to cancel any orders placed by Newco
    ------------
or Newco's E-Commerce Customers and accepted by Valley as set forth above, or to refuse or delay shipment thereof, if Newco (i) fails to make any payment as provided in this Agreement or under the terms of payment set forth in any invoice or otherwise agreed to by Valley and Newco, (ii) fails to meet reasonable credit or financial requirements established by Valley, including any limitations on allowable credit, or (iii) otherwise fails to comply with the terms and conditions of this Agreement.


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                                       13

     C.  Prices and Payment.


(1) Prices to Newco. Newco will pay Valley for the Products it purchases from
    ---------------
Valley according to the payment terms set forth in Section III(C)(3). The prices of the Valley Products to Newco will be the Newco Price.

(2) Taxes, Tariffs, Fees. Valley's prices do not include any national, state or
    --------------------
local sales, use, value added or other taxes, customs duties, or similar tariffs and fees which Valley may be required to pay or collect upon the delivery of Valley Products or upon collection of the prices or otherwise. Should any tax or levy be made, Newco agrees to pay such tax or levy and indemnify Valley for any claim for such tax or levy demanded.

          (3) Payment Terms. The parties agree that the payment mechanics and
              -------------
schedule will be as mutually agreed upon by the parties.


(4) Upon Termination or Expiration. Upon termination or expiration of this
    ------------------------------
Agreement, notwithstanding any credit terms made available to Newco prior to such notice, any Valley Products shipped thereafter shall be paid for by certified or cashier's check prior to shipment. The due dates of all outstanding invoices for Valley Products automatically will be accelerated so they become due and payable on the effective date of termination, even if longer terms had been provided previously. All orders or portions thereof remaining unshipped as of the effective date of termination shall automatically be cancelled.


D.  Newco Determines Its Own Price.


  Although Valley may publish suggested wholesale or retail prices, these are suggestions only and Newco will be entirely free to determine the actual prices at which Valley Products will be sold to its E-Commerce Customers.


[The rest of this page is intentionally left blank]


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                                       14

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.



VALLEY MEDIA, INC.
------------------


Signature: /s/ J. Randolph Cerf
           --------------------

Printed Name: J. Randolph Cerf
              ----------------

Title: Senior Vice President and CFO
       -----------------------------

Date: April 9, 2000
      -------------



AMPLIFIED HOLDINGS, INC.
------------------------


Signature: /s/ Christopher Melton, Sr.
           ---------------------------

Printed Name: Christopher Melton, Sr.
              -----------------------

Title: CEO
       ---

Date: April 9, 2000
      -------------



                                    EXHIBIT A
                                    ---------

                                    PRODUCTS

     Products

     The Products will consist of Audio Products, Game Products and Video Products, as those products are defined below, which stock keeping units ("SKU") are listed in Valley's then-current audiofile database.

     "Audio Product" means any prerecorded sound recordings in the form of
      -------------
     compact discs, audio tapes, audio cassettes, DVDs, phonograph records or any other device or equipment used for the storage, presentation, display and/or reproduction of sound not coupled with audiovisual material but specifically excluding digital downloads, streaming audio and custom compilations.

     "Game Product" means any video discs, video cassettes, DVDs or any other
      ------------
     device or equipment used for the storage, presentation, display and/or reproduction of visual images coupled or not coupled with sound and/or electronic impulses, where such visual images consist principally of video games but specifically excluding digital downloads, web based interactive game products and custom compilations.



     "Video Product" means any video discs, video cassettes, DVDs or any other
      -------------
     device or equipment used for the storage, presentation, display and/or reproduction of visual images coupled or not coupled with sound


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

     and/or electronic impulses, but not including Game Product but specifically excluding digital downloads, streaming video and custom compilations.

     Excluded Products: In no event will the definition of "Products" include
     ------------------------------------------------------------------------
     the following:
     --------------

     Digital downloads of audio, game and video products.
     Custom compilation of audio, game and video products according to customer's specifications.
     Sound clips.
     Consumer data used in connection with E-Commerce Customers' operations. Just-in-time manufacturing

                                   EXHIBIT B
                                   ---------

                             PRICING; COMPENSATION

"Customer Price" means, with respect to any period, the total dollar amount
 --------------
invoiced during such period to the E-Commerce Customers under the Joint Customer Agreement or the Existing Agreement for the Products purchased from and shipped by Valley. Returns of Products will be deducted from invoiced amounts for purposes of the calculation.

"Newco Price" means, with respect to any period, (i) the sum for all Products
 -----------
invoiced during such period to E-Commerce Customers, of the various applicable elements described in the Pricing Matrix below (as adjusted by the parties from time to time) ("Product Cost"), less (ii) the Product Cost of any Products
                ------------
returned during such period.

"Average Cost" means, with respect to a particular Product's sku, the [*] for
 ------------
all units of such sku, including any box-lot incentives, new release discounts, ongoing or periodic catalog discounts and one-time discounts, but excluding any discounts for timely payment, return incentives, advertising incentives or volume rebates [*] at the time the product is invoice to the customer. In addition, the calculation of Average Cost will not take into account [*] purchased from nontraditional sources, including without limitation [*] purchased in connection with acquisitions, outsourcing contracts or liquidations.



                                                           Newco
---------------------------------------------------------------------------------------------------------------------------
                                                      Pricing Matrix
---------------------------------------------------------------------------------------------------------------------------
                                        Annual Sales Volume      Annual Sales Volume            Annual Sales Volume
====================================---------------------------------------------------------------------------------------
                                                [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Product Cost                                    [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Returns processing fee                          [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
                                                [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Product Fulfillment Fees
---------------------------------------------------------------------------------------------------------------------------

  1st unit                                      [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------



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                                       16


---------------------------------------------------------------------------------------------------------------------------
  additional units                              [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Shrinkage fee                                   [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Other Fees
---------------------------------------------------------------------------------------------------------------------------
Segregated Inventory-standard CD/VHS            [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
International fees-per unit                     [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Gift wrap fees-per unit                         [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Insertion fees-per unit                         [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Processing of ineligible returns                [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Technical Set up-each occurrence                [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Invoice Set up-each occurrence                  [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Credit Card fees                                [*]                      [*]                            [*]
---------------------------------------------------------------------------------------------------------------------------
Bar codes                                       [*]                      [*]                            [*]
===========================================================================================================================

Pricing Changes.  The payments under this Agreement will be calculated based on
---------------
the Newco Price (defined in Exhibit B).  Once every [*] beginning on the
                            ---------
Effective Date, each party may request in writing for, and the other party will comply with such request, a renegotiation of the Newco Price. If the parties cannot agree on a new Newco Price after [*] after the written request, the Newco Price will be calculated according to the formula set forth below, which will apply for a period of [*] beginning from the date of the written request.
During such [*] period, the parties will continue to negotiate a new price in good faith. If the parties cannot reach agreement on a new price after such [*] period, this Agreement will automatically terminate at the end of such [*] period.

Newco Price Formula:


          For costs expressed in dollars and cents in the above table, prices will be indexed up or down based on the change in the [*] from close
          to the date of renegotiation.    The fees above for product cost,
          returns processing fee and product fulfillment fees include [*] considered to be related to working capital. The working capital portion will be indexed at [*] at the time of renegotiation divided by [*] at close. Credit card fees will be Valley actual rate charged by our supplier plus [*].



                                   EXHIBIT C
                                   ---------

                              MINIMUM SALES VOLUME

First Year Following The Effective Date:
---------------------------------------


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

[*].

Second Year Following The Effective Date:
-----------------------------------------

[*] in Net Product Purchases for each [*] period ("[*]"), beginning from the [*] of the Effective Date, and [*] in Net Product Purchases for the [*] following the [*] the Effective Date.

Each subsequent year:
--------------------

The greater of (i) [*] in Net Product Purchases per [*] and [*] in Net Product Purchases per [*] (adjusted by the change in the [*] over the previous year), or
(ii) [*] of Net Product Purchases in the [*] and [*] of Net Product Purchases in the [*].

"Net Product Purchases" means the gross Product purchases by E-Commerce
 ---------------------
Customers including Existing Customers and New Customers, less any customer returns.

Adjustment to Minimum Sales.  Newco's Minimum Sales Volume will be reduced by an
---------------------------
amount equal to Newco's Minimum Sales Volume multiplied by the ratio of Lost Sale over Net Product Purchases, if:

          (i) an E-Commerce Customer, whose purchases in the prior year constitute at least [*] of Newco's Net Product Purchases terminates an Existing Agreement, Joint Customer Agreement or New Agreement or fails to renew an Existing Agreement or enter into a new Joint Customer Agreement or New Agreement as a result of Valley's breach of its obligation, or

          (ii) an E-Commerce Customer whose purchases in the prior year constitute at least [*] of Newco's Net Product Purchases, declines to renew an agreement with Newco and buys all or substantially all of the Products directly from the Major Labels.

"Lost Sale" means the Dollar amounts of the E-Commerce Customer's Product
 ---------
purchases within the prior year, less any returns.


                                    EXHIBIT D
                                    ---------

                              FULFILLMENT SERVICES

Fulfillment.

         For each Product order forwarded to Valley by Newco or Newco's E-Commerce Customers, Valley will pick the Product ordered from its inventory, pack the Product for shipping and ship the Product directly to Newco or Newco's E-Commerce Customers, or their customers, subject to the terms and conditions set forth herein. Newco will and will require each Newco's E-Commerce Customer to specify in each order forwarded to Valley whether it is a Priority Order or a Standard Order. Valley will fulfill Product orders forwarded by Newco or Newco's E-Commerce Customer as follows:

          Priority.  Priority Orders received by Valley from Newco or Newco's E-
          --------
          Commerce Customer on or before [*] Pacific Time on any Business Day will be shipped by Valley that same Business Day, but only to the extent the Product ordered is in stock at the time Valley receives such Priority Order. Priority Orders received by Valley after [*] Pacific Time on any Business Day, or at any time on any non-Business Day, will be shipped by Valley on the following Business Day, but only to the extent the Product ordered is in stock at the time Valley receives such Priority Order.

          Standard. Standard Orders received by [*] Pacific Time on any Business
          --------
          Day will be shipped the following Business Day, but only to the extent the Product ordered is in stock at the time Valley


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

          receives such Standard Order. Standard Orders received after [*] Pacific Time on any Business Day, or at any time on any non-Business Day, will be deemed received the following Business Day, and Valley will ship any such Standard Order on the Business Day following the Business Day on which the order is deemed received, but only to the extent the Product ordered is in stock at the time Valley receives such Standard Order.

          Peak Periods. Valley shall use best efforts to adhere to the
          ------------
          fulfillment policies set forth in this Section during Peak Periods, but any failure by Valley to comply with any of their joint and/or respective obligations under this Section during a Peak Period will not be considered a breach by Valley of such obligation. As used herein, "Peak Period" means (a) [*] (b) any day on which Valley's
                   -----------
          aggregate order volume from all of its customers is more than [*] higher than Valley's average daily order volume during the immediately preceding [*].

Shipping.

          Choice of Carrier. The carriers with which Valley does business are
          -----------------
          listed on the Shipping Tables, which is incorporated herein by this reference. Newco will and will require its E-Commerce Customers to specify on each order forwarded to Valley one such carrier as the requested carrier for shipment of such order. If the carrier requested by Newco or Newco's E-Commerce Customer does not service the address to which the order is to be delivered, Valley will notify Newco or Newco's E-Commerce Customer, in which case, Newco or Newco's E-Commerce Customer may request that the order be shipped via an alternative Valley supported carrier.

          Risk of Loss.  All shipments made by Valley under this Agreement will
          ------------
          be F.O.B. Valley's shipping facility. Title and risk of loss with respect to all such shipments will pass to Newco upon delivery of the Products to the carrier at the point of shipment. With respect to any Shipping Damaged Product, Valley will assist Newco or Newco's E-Commerce Customer in filing a claim with the carrier and will credit Newco or Newco's E-Commerce Customer any amounts received or credited to Valley in connection with such claim.

Product Returns

     Newco and its E-Commerce Customers may return product to Valley as authorized in the customer agreements.

          Return Credits.  If Product returned to Valley by Newco or Newco's E-
          --------------
          Commerce Customer or Newco's E-Commerce Customer's customers is Eligible Product, Valley will credit Newco or Newco's E-Commerce Customer for such Product at the lowest price paid or the current price to the returning party which ever is less. If the Product returned is Ineligible Product or Shipping Damaged Product, however, Valley will not credit Newco or Newco's E-Commerce Customer for such Product. "Eligible Product" means any Product other than Ineligible
                     ----------------
          Product or Shipping Damaged Product.

          "Ineligible Product" means any of the following: (a) Opened CDs from
           ------------------
          any of the following companies: (i) Platinum, (ii) RYKO, (iii) Sony Music Entertainment, (iv) Universal Music and Video Distributors ("UMVD"), (v) Warner, (vi) Elektra or (vii) Atlantic; (b) Opened audio cassettes from UMVD; (c) Opened Video Product; (d) Opened DVD Product;
          (e) Game Product; (f) accessories; (g) blank tape; (h) imports; (i) promos; (j) limited editions; (k) Product identified in audiofile as non-returnable; (l) Product not purchased from Valley; (m) Product sold on a one-way basis; (n) Product with a last customer return date (as defined in the periodic updates to audiofile provided to Retailer by Valley) prior to the date the returned Product is received by Valley; (o) Product without the original artwork or liner notes; (p) Schwann Guides; (q) defaced Product; (r) Product with damaged artwork or a foreign substance on the media; and (s) vinyl Product (including, without limitation, LPs and 12" singles).

     Newco may and may direct its E-Commerce Customers to return defective or damaged Product, or report lost Product, to Valley, and Valley will ship replacement Product to such customers, subject to the terms and conditions of this Exhibit.



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          Replacement Product.
          -------------------

                   If Valley ships Product on behalf of Newco to replace
               Eligible Product that is Defective Product, Valley will not charge Newco the fulfillment fees described in Exhibit B in connection with shipping such replacement Product. "Defective
                                                                    ---------
               Product" means any Eligible Product returned to Valley that is
               -------
               identified as defective when returned and which is actually defective (as determined by Valley).

                   If Valley ships Product on behalf of Newco to replace Product that was reported as missing by Newco, Newco's E-Commerce Customers or Newco's E-Commerce Customer's customers but was listed as fulfilled on the customer's invoice, Valley (a) will not charge Newco or Newco's E-Commerce Customer for such Product,
               (b) will charge Newco the shipping fees for shipping such replacement Product, but (c) will not charge Newco or Newco's E-Commerce Customer the fulfillment fees in connection with shipping such replacement Product.

                   Except as set forth in two paragraphs above, if Valley ships
               Product on behalf of Newco to replace Product that was returned by Newco or Newco's E-Commerce Customer or one of Newco or Newco's E-Commerce Customer's customers, Valley (a) will charge Newco for such Product, (b) will charge Newco the shipping fees for shipping such replacement Product, and (c) will charge the fulfillment fees in connection with shipping such replacement Product.

          Return Processing Information.  Valley will post return processing
          -----------------------------
          information weekly via EDI.

          Modifications.  Valley reserves the right to modify its return
          -------------
          policies from time to time. Any such modifications will be effective upon receipt by Newco or Newco's E-Commerce Customer of written notice thereof.


                                   EXHIBIT E
                                   ---------

                              DEVELOPMENT PROJECTS

                        Exhibit E - Development Projects

Real Time System Access (including

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                                    EXHIBIT F
                                    ---------

                           NEWCO'S FINANCIAL CONDITION



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

Liquidity Requirement.  At the beginning of each month starting from the
---------------------
Effective Date, Newco will certify in a writing signed by its Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") that Newco has adequate cash (excluding any cash reserved under GAAP for liability associated with any claims or law suits) or a binding commitment by investors to fund Newco with adequate cash to carry out its business and to satisfy its payment obligations for at least three months ("Liquidity"). Newco's lack of liquidity, or the failure of
                     ---------
Newco's CEO or CFO to timely certify that Newco meets the liquidity requirement and if such failure is not cured within 15 days, is a material breach of this Agreement. In addition to any other remedies available to Valley, Valley may audit Newco's books and records relating to Newco's financial conditions, cash flow or credit facility, if Valley has reason to be concerned about Newco's liquidity.

Net Worth Requirement.  Beginning from the third year after the Effective Date,
---------------------
Newco will maintain, a valuation of [*], or a market capitalization of at least [*]. The valuation of Newco will be [*]. If Newco has not had a [*], the valuation will be determined by a neutral third party, having experience in such type of determination, by analyzing the market capitalization or valuation of similarly-situated companies. Valley's exclusive remedy for Newco's breach of this net worth covenant will be: (i) discussing with Newco regarding the steps to be taken by Newco to ensure that Newco will comply with its net worth requirement; or (ii) if Newco is not in compliance with the net worth requirement at the end of the fifth year from the Effective Date, Valley may terminate this agreement and the Other Agreements and surrender any shares of Newco stock in its possession at that time to Newco.

                          VALLEY'S FINANCIAL CONDITION

Liquidity Requirement.  At the beginning of each month starting from the
---------------------
Effective Date, Valley will certify in a writing signed by its Chief Executive Officer and Chief Financial Officer that Valley has adequate cash or a binding commitment by investors or lenders to fund Valley with adequate cash to carry out its business and to satisfy its payment obligations for at least three months. Valley's lack of liquidity, or the failure of Valley's Chief Executive Officer and Chief Financial Officer to timely certify that Valley meets the liquidity requirement and if such failure is not cured within 15 days, is a material breach of this Agreement. In addition to any other remedies available to Newco, Newco may audit Valley's books and records relating to Valley's financial conditions, cash flow or credit facility, if Newco has reason to be concerned about Valley's liquidity.

Net Worth Requirement.  Valley will maintain a minimum net worth [*].  Newco's
---------------------
exclusive remedy for Valley's breach of this net worth covenant will be: (i) discussing with Valley regarding the steps to be taken by Valley to ensure that Valley will comply with its net worth requirement; or (ii) if Valley is not in compliance with the net worth requirement at the end of the fifth year from the Effective Date, Newco may terminate this agreement and the Other Agreements

Listing.  Valley will maintain its listing on the NASDAQ or other nationally
-------
recognized securities exchange and the same shall not have been suspended. Valley's failure to maintain such listing without suspension, if such failure is not cured within 15 days, is a material breach of this Agreement.

                                   EXHIBIT G

                               CUSTOMER HANDBOOK



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